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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):         August 16, 2001

                          HOMESEEKERS.COM, INCORPORATED
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Nevada                    0-23835                   87-0397464
            ------                    -------                   ----------
(State or Other Jurisdiction        (Commission                (IRS Employer
         of Incorporation)          File Number)             Identification No.)


6490 South McCarran Blvd., Suite D-28, Reno, Nevada                     89509
---------------------------------------------------                     -----
            (Address of Principal Executive Offices)                  (Zip code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

            On August 16, 2001 HomeSeekers.com, Incorporated officially accepted the resignations of CEO and board member John Giaimo, CFO Dennis P. Gauger, and board member Bradley N. Rotter.

            Additional information with respect to this event is set forth in the exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  n/a

            (b)  n/a

            (c)  Exhibits.

            See the Exhibit Index, following the signature page of this Report, which Exhibit Index is incorporated by reference.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2001

                                               HomeSeekers.com, Incorporated

                                               By: /s/ Joseph Harker
                                                   ---------------------------
                                                   Joseph Harker
                                                   Chairman


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                                  EXHIBIT INDEX



EXHIBIT NO.          DESCRIPTION

   99.1              Press Release related to officer and director resignations.